UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2003

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-2402	41-0319970
(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 437-5611

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits being furnished pursuant to Item 12

99          Earnings release issued May 22, 2003

Item 9.  REGULATION FD DISCLOSURE

The information provided under this Item 9 is intended to be furnished under Item 12, “Disclosure of Results of Operations and Financial Condition,” pursuant to SEC Release No. 33-8216.

On May 22, 2003, the Company issued an earnings release announcing its financial results for the second quarter ended April 26, 2003.  A copy of the earnings release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	May 22, 2003	By	/s/ M. J. McCOY
M. J. McCOY
Executive Vice President and Chief Financial Officer

Dated:	May 22, 2003	By	/s/ J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller